Exhibit 99.1

News Release	NYBF: BOH

Media Inquiries
Stafford Kiguchi
Telephone: 808-537-8580
Mobile: 808-256-6367
E-mail: skiguchi@boh.com

Investor/Analyst Inquiries
Clindy Wyrick
Tlephone: 808-537-8430
E-mail: cwyrick@boh,.com

Bank of Hawaii Corporation Second Quarter 2007 Financial Results

•           Net Income Increases to $47.7 Million or $0.95 Per Diluted Share

•           Board of Directors Declares Dividend of $0.41 Per Share

FOR IMMEDIATE RELEASE

HONOLULU, HI (July 23, 2007) — Bank of Hawaii Corporation (NYSE: BOH) today reported diluted earnings per share of $0.95 for the second quarter of 2007, up from $0.72 in the second quarter of 2006 and up from $0.94 in the first quarter of 2007.  Net income for the second quarter of 2007 was $47.7 million, an increase of $10.6 million, or 28.4 percent from net income of $37.2 million in the second quarter of 2006 and up $0.4 million, or 0.8 percent from net income of $47.3 million in the first quarter of 2007.

The return on average assets for the second quarter of 2007 was 1.84 percent, up from 1.47 percent in the second quarter of 2006 and up from 1.83 percent in the first quarter of 2007.  The return on average equity was 26.30 percent for the second quarter of 2007, up from 21.70 percent in the second quarter last year and down from 27.00 percent in the previous quarter.

“Our financial performance in 2007 continues to be strong despite the challenging interest rate environment,” said Allan R. Landon, Chairman and CEO.   “We are especially pleased with our credit quality, which continues to reflect the stable Hawaii economy.”

For the six months ended June 30, 2007, net income was $95.1 million, up $12.5 million or 15.2 percent compared to net income of $82.5 million for the same period last year.  Diluted earnings per share were $1.89 for the first half of 2007, up from diluted earnings per share of $1.59 for the first half of 2006.  The year-to-date return on average assets was 1.84 percent, up from 1.64 percent for the same six months in 2006.  The year-to-date return on average equity was 26.64 percent, up from 23.93 percent for the six months ended June 30, 2006.

Financial results for the first half of 2007 included a $1.5 million credit related to resolution with the Internal Revenue Service related to a Lease In/Lease Out (“LILO”) leveraged lease.  Results for the first six months of 2006 included a charge of $8.8 million due to the May 2006 Tax Increase Prevention and Reconciliation Act (“TIPRA”), which repealed the exclusion from federal income taxation of a portion of income from foreign sales corporations.

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130 Merchant Street • PO Box 2900 • Honolulu HI 96846-6000 • Fax 808-537-8440 • Website www.boh.com

Financial Highlights

Net interest income, on a taxable equivalent basis, for the second quarter of 2007 was $99.1 million, down $0.9 million from net interest income of $100.0 million in the second quarter of 2006 and up $0.7 million compared to net interest income of $98.4 million in the first quarter of 2007.  The decrease in net interest income compared to the same quarter last year was primarily due to increased funding costs.  The increase in net interest income compared to the previous quarter was due to a $1.1 million credit related to the previously mentioned resolution of the LILO leveraged lease.  Analyses of the changes in net interest income are included in Tables 6a and 6b.

The net interest margin was 4.12 percent for the second quarter of 2007, a 13 basis point decrease from 4.25 percent in the second quarter of 2006 and a 5 basis point increase from 4.07 percent in the first quarter of 2007.  For six months ended June 30, 2007, the net interest margin was 4.09 percent compared to 4.33 percent for the same period in 2006.

Results for the second quarter of 2007 included a provision for credit losses of $3.4 million compared to $2.1 million in the second quarter of 2006 and $2.6 million in the first quarter of 2007.  The increase in the provision for credit losses, which equaled net charge-offs in each quarter, was largely due to a lower level of recoveries.

Noninterest income was $58.0 million for the second quarter of 2007, an increase of $4.8 million or 9.1 percent compared to $53.2 million in the second quarter of 2006 and down $2.9 million or 4.8 percent compared to $61.0 million in the first quarter of 2007.  The increase in noninterest income compared to the previous year was widespread and included improvements in trust and asset management fees, service charges on deposits, and other fees.  Results during the first quarter of 2007 included a gain of $2.3 million on the disposal of leased equipment and seasonal insurance commissions of approximately $1.1 million.

Noninterest expense was $79.8 million in the second quarter of 2007, up $1.1 million or 1.4 percent from $78.7 million in the same quarter last year, and down $2.3 million or 2.8 percent from $82.1 million in the prior quarter.  The decrease in noninterest expense compared to the previous quarter was largely the result of increased payroll taxes during the first quarter related to annual bonus payouts.  An analysis of salary and benefit expenses is included in Table 7.

The efficiency ratio for the second quarter of 2007 was 50.88 percent, an improvement from 51.45 percent in the same quarter last year and from 51.62 percent in the previous quarter. For the six months ended June 30, 2007, the efficiency ratio was 51.25 percent compared to 51.83 percent for the same period in 2006.

The 35.25 percent effective tax rate for the second quarter of 2007 includes a $0.4 million net credit due to the previously mentioned IRS tax settlement.  The 48.54 percent effective tax rate for the second quarter of 2006 includes a charge of $8.2 million due to TIPRA.

The Company’s business segments are defined as Retail Banking, Commercial Banking, Investment Services Group, and Treasury.  Results are determined based on the Company’s internal financial management reporting processes and organizational structure.  Selected financial information for the business segments is included in Tables 11a and 11b.

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2

Asset Quality

The Company’s overall asset quality remained strong and stable throughout the second quarter of 2007.  Non-performing assets were $6.3 million at the end of the second quarter of 2007, up $0.9 million compared to $5.4 million at the end of the same quarter last year and up $0.5 million, compared to $5.8 million at the end of the previous quarter.  The increase was largely due to the addition of one purchased lease of $0.9 million collateralized by construction equipment.  At June 30, 2007, the ratio of non-performing assets to total loans, foreclosed real estate, and other investments was 0.10 percent, up slightly from 0.08 percent at June 30, 2006 and from 0.09 percent at March 31, 2007.

Non-accrual loans and leases were $6.3 million at June 30, 2007, up from $5.1 million at June 30, 2006 and from $5.4 million at March 31, 2007 due to the previously mentioned lease.  Non-accrual loans and leases as a percentage of total loans and leases at June 30, 2007 were 0.10 percent, compared to 0.08 percent at June 30, 2006 and March 31, 2007.

Net charge-offs for the second quarter of 2007 were $3.4 million, or 0.21 percent annualized of total average loans and leases and included gross charge-offs of $5.2 million that were partially offset by recoveries of $1.8 million.  Net charge-offs for the second quarter of 2006 were $2.1 million, or 0.13 percent annualized of total average loans and leases and included gross charge-offs of $5.3 million partially offset by recoveries of $3.2 million.  Net charge-offs in the first quarter of 2007 were $2.6 million, or 0.16 percent annualized of total average loans and leases and included gross charge-offs of $6.6 million partially offset by recoveries of $4.0 million.  Net charge-offs for the first six months of 2007 were $6.0 million, or 0.18 percent annualized of total average loans compared to $4.8 million, or 0.16 percent annualized of total average loans for the same period last year.  Details of the reserve for credit losses are summarized in Table 10.

The allowance for loan and lease losses was $91.0 million at June 30, 2007, unchanged from June 30, 2006 and from March 31, 2007.  The ratio of the allowance for loan and lease losses to total loans was 1.39 percent at June 30, 2007, down slightly from 1.41 percent at June 30, 2006 and 1.40 percent at March 31, 2007.  The reserve for unfunded commitments at June 30, 2007 was $5.2 million, up from $5.1 million at June 30, 2006 and unchanged from March 31, 2007.

Credit exposure to the air transportation industry is summarized in Table 8.

Other Financial Highlights

Total assets were $10.72 billion at June 30, 2007, up from $10.33 billion at June 30, 2006 and up from $10.49 billion at March 31, 2007.  Total loans and leases were $6.57 billion at June 30, 2007, up from $6.44 billion at June 30, 2006 and up from $6.51 billion at March 31, 2007.  Commercial loans increased to $2.43 billion at June 30, 2007, compared with $2.32 billion at June 30, 2006 and $2.36 billion at March 31, 2007.  Consumer loans were $4.14 billion at June 30, 2007 compared with $4.13 billion at June 30, 2006 and $4.15 billion at March 31, 2007.

Total deposits at June 30, 2007 were $8.31 billion, up from $7.77 billion at June 30, 2006 and up from $7.95 billion at March 31, 2007.  The growth in deposits compared to prior quarters was largely due to increased commercial savings balances and public interest-bearing demand deposits.

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3

During the second quarter of 2007, the Company repurchased 0.4 million shares of common stock at a total cost of $20.1 million under its share repurchase program.  The average cost was $53.07 per share repurchased.  From the beginning of the share repurchase program in July 2001 through June 30, 2007, the Company has repurchased 43.2 million shares and returned nearly $1.5 billion to shareholders at an average cost of $34.67 per share.  From July 1, 2007 through July 20, 2007, the Company repurchased an additional 95.0 thousand shares of common stock at an average cost of $51.55 per share.  Remaining buyback authority under the share repurchase program was $47.3 million at July 20, 2007.

At June 30, 2007, the Tier 1 leverage ratio was 7.02 percent compared to 7.09 percent at June 30, 2006 and 6.80 percent at March 31, 2007.

The Company’s Board of Directors has declared a quarterly cash dividend of $0.41 per share on the Company’s outstanding shares.  The dividend will be payable on September 14, 2007 to shareholders of record at the close of business on August 31, 2007.

Conference Call Information

The Company will review its second quarter 2007 financial results today at 8:00 a.m. Hawaii Time (2:00 p.m. Eastern Time).  The presentation will be accessible via teleconference and via the Investor Relations link of Bank of Hawaii Corporation’s web site, www.boh.com.  The conference call number is 800-706-7748 if calling within the United States or 617-614-3473 for international callers.  No pass code number is required.  A replay will be available for one week beginning Monday, July 23, 2007 by calling 888-286-8010 in the United States or 617-801-6888 internationally.  Please enter the number 20195583 when prompted.  A replay of the presentation will also be available via the Investor Relations link of the Company’s web site.

Forward-Looking Statements

Portions of this news release, and other statements made by the Company in connection with this release may contain “forward-looking statements”, such as forecasts of our financial results and condition, expectations for our operations and business prospects, and our assumptions used in those forecasts and expectations.  Do not unduly rely on forward-looking statements.  Actual results might differ significantly from our forecasts and expectations because of a variety of factors. More information about these factors is contained in Bank of Hawaii Corporation’s Annual Report on Form 10-K for the year ended December 31, 2006, which was filed with the U.S. Securities and Exchange Commission.  We do not promise to update forward-looking statements to reflect later events or circumstances.

Bank of Hawaii Corporation is a bank holding company providing a broad range of financial products and services to customers in Hawaii and the Pacific Islands (Guam, nearby islands and American Samoa).  The Company’s principal subsidiary, Bank of Hawaii, was founded in 1897 and is the largest independent financial institution in Hawaii.  For more information about Bank of Hawaii Corporation, see the Company’s web site, www.boh.com.

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4

Bank of Hawaii Corporation and Subsidiaries
Financial Highlights (Unaudited)	Table 1

	Three Month Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands, except per share amounts)	2007	2007	2006 (1)	2007	2006 (1)
For the Period:
Net Interest Income	$98,878	$98,137	$99,856	$197,015	$202,058
Total Noninterest Income	58,028	60,960	53,201	118,988	105,773
Net Income	47,729	47,335	37,176	95,064	82,526
Basic Earnings Per Share	0.97	0.96	0.74	1.93	1.63
Diluted Earnings Per Share	0.95	0.94	0.72	1.89	1.59
Dividends Declared Per Share	0.41	0.41	0.37	0.82	0.74

Net Income to Average Total Assets	1.84%	1.83%	1.47%	1.84%	1.64%
Net Income to Average Shareholders’ Equity	26.30	27.00	21.70	26.64	23.93
Net Interest Margin (2)	4.12	4.07	4.25	4.09	4.33
Operating Leverage (3)	0.13	6.72	0.49	3.90	2.38
Efficiency Ratio (4)	50.88	51.62	51.45	51.25	51.83

Average Assets	$10,383,030	$10,481,773	$10,169,341	$10,432,130	$10,130,718
Average Loans and Leases	6,532,736	6,561,848	6,317,682	6,547,212	6,250,082
Average Deposits	7,810,089	7,921,463	7,728,227	7,865,469	7,735,384
Average Shareholders’ Equity	727,887	711,118	687,083	719,549	695,424
Average Shareholders’ Equity to Average Assets	7.01%	6.78%	6.76%	6.90%	6.86%

Market Price Per Share of Common Stock:
Closing	$51.64	$53.03	$49.60	$51.64	$49.60
High	55.00	54.81	54.51	55.00	55.15
Low	50.64	50.11	48.33	50.11	48.33

	June 30,	March 31,	December 31,	June 30,
	2007	2007	2006 (1)	2006
As of Period End:
Net Loans and Leases	$6,475,128	$6,416,154	$6,532,169	$6,350,590
Total Assets	10,722,568	10,491,957	10,571,815	10,325,190
Total Deposits	8,314,404	7,952,937	8,023,394	7,766,033
Long-Term Debt	260,329	260,308	260,288	242,749
Total Shareholders’ Equity	708,806	711,031	719,420	666,728

Total Non-Performing Assets	$6,314	$5,836	$6,407	$5,377

Allowance to Loans and Leases Outstanding	1.39%	1.40%	1.37%	1.41%
Dividend Payout Ratio (5)	42.27	42.71	39.81	50.00
Leverage Ratio	7.02	6.80	7.06	7.09

Book Value Per Common Share	$14.34	$14.32	$14.45	$13.18

Full-Time Equivalent Employees	2,571	2,578	2,586	2,563
Branches and Offices	84	84	86	86

(1)

Certain prior period information has been reclassified to conform to current presentation. Three months ended and six months ended June 30, 2006 diluted EPS was corrected from $0.73 and $1.60, respectively.

(2)	The net interest margin is defined as net interest income, on a fully-taxable equivalent basis, as a percentage of average earning assets.
(3)

The operating leverage is defined as the percentage change in income before provision for credit losses and provision for income taxes. Three months ended measures are presented on a linked quarter basis.

(4)	The efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).
(5)	Dividend payout ratio is defined as dividends declared per share divided by basic earnings per share for the quarter.

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Income (Unaudited)	Table 2

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands, except per share amounts)	2007	2007	2006 (1)	2007	2006 (1)
Interest Income
Interest and Fees on Loans and Leases	$112,026	$110,298	$104,388	$222,324	$203,759
Income on Investment Securities
Trading	1,357	1,618	—	2,975	—
Available-for-Sale	31,563	30,961	31,226	62,524	62,061
Held-to-Maturity	3,827	4,052	4,658	7,879	9,415
Deposits	96	58	55	154	98
Funds Sold	533	1,058	170	1,591	295
Other	364	333	272	697	544
Total Interest Income	149,766	148,378	140,769	298,144	276,172
Interest Expense
Deposits	33,701	33,375	24,656	67,076	44,289
Securities Sold Under Agreements to Repurchase	11,665	11,886	9,802	23,551	17,692
Funds Purchased	1,452	923	2,652	2,375	4,545
Short-Term Borrowings	91	87	73	178	130
Long-Term Debt	3,979	3,970	3,730	7,949	7,458
Total Interest Expense	50,888	50,241	40,913	101,129	74,114
Net Interest Income	98,878	98,137	99,856	197,015	202,058
Provision for Credit Losses	3,363	2,631	2,069	5,994	4,830
Net Interest Income After Provision for Credit Losses	95,515	95,506	97,787	191,021	197,228
Noninterest Income
Trust and Asset Management	16,135	15,833	14,537	31,968	29,385
Mortgage Banking	2,479	3,371	2,569	5,850	5,556
Service Charges on Deposit Accounts	11,072	10,967	9,695	22,039	19,827
Fees, Exchange, and Other Service Charges	16,556	16,061	15,633	32,617	30,400
Investment Securities Gains, Net	575	16	—	591	—
Insurance	4,887	6,215	4,691	11,102	9,710
Other	6,324	8,497	6,076	14,821	10,895
Total Noninterest Income	58,028	60,960	53,201	118,988	105,773
Noninterest Expense
Salaries and Benefits	44,587	45,406	44,811	89,993	90,597
Net Occupancy	9,695	9,811	9,376	19,506	19,019
Net Equipment	4,871	4,787	4,802	9,658	9,830
Professional Fees	2,599	2,543	2,589	5,142	3,027
Other	18,080	19,576	17,164	37,656	37,087
Total Noninterest Expense	79,832	82,123	78,742	161,955	159,560
Income Before Provision for Income Taxes	73,711	74,343	72,246	148,054	143,441
Provision for Income Taxes	25,982	27,008	35,070	52,990	60,915
Net Income	$47,729	$47,335	$37,176	$95,064	$82,526
Basic Earnings Per Share	$0.97	$0.96	$0.74	$1.93	$1.63
Diluted Earnings Per Share	$0.95	$0.94	$0.72	$1.89	$1.59
Dividends Declared Per Share	$0.41	$0.41	$0.37	$0.82	$0.74
Basic Weighted Average Shares	49,265,698	49,427,810	50,456,121	49,346,306	50,633,911
Diluted Weighted Average Shares	50,066,097	50,263,296	51,491,585	50,168,203	51,748,350

(1)

Three months ended and six months ended June 30, 2006 diluted EPS was corrected from $0.73 and $1.60, respectively.  In addition, basic and diluted weighted average shares was corrected from 50,181,817 and 51,217,281, respectively, for the three months ended June 30, 2006 and from 50,481,864 and 51,596,303, respectively, for the six months ended June 30, 2006.

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Condition (Unaudited)	Table 3

	June 30,	March 31,	December 31,	June 30,
(dollars in thousands)	2007	2007	2006	2006
Assets
Interest-Bearing Deposits	$130,732	$5,594	$4,990	$4,145
Funds Sold	200,000	97,000	50,000	—
Investment Securities
Trading	123,591	158,469	—	—
Available-for-Sale
Portfolio	1,683,417	1,672,893	1,846,742	2,177,220
Pledged as Collateral	772,251	765,639	751,135	334,947
Held-to-Maturity (Fair Value of $313,589; $340,636; $360,719; and $408,203)	327,118	349,663	371,344	426,910
Loans Held for Sale	13,527	19,238	11,942	15,506
Loans and Leases	6,566,126	6,507,152	6,623,167	6,441,625
Allowance for Loan and Lease Losses	(90,998)	(90,998)	(90,998)	(91,035)
Net Loans and Leases	6,475,128	6,416,154	6,532,169	6,350,590
Total Earning Assets	9,725,764	9,484,650	9,568,322	9,309,318
Cash and Noninterest-Bearing Deposits	345,226	365,517	398,342	397,061
Premises and Equipment	122,929	123,309	125,925	130,435
Customers’ Acceptances	2,234	839	1,230	646
Accrued Interest Receivable	49,121	49,477	49,284	45,343
Foreclosed Real Estate	48	462	407	188
Mortgage Servicing Rights	29,112	27,005	19,437	18,750
Goodwill	34,959	34,959	34,959	34,959
Other Assets	413,175	405,739	373,909	388,490
Total Assets	$10,722,568	$10,491,957	$10,571,815	$10,325,190
Liabilities
Deposits
Noninterest-Bearing Demand	$1,896,335	$1,973,631	$1,993,794	$1,976,051
Interest-Bearing Demand	1,755,646	1,618,615	1,642,375	1,602,914
Savings	2,923,168	2,648,495	2,690,846	2,691,029
Time	1,739,255	1,712,196	1,696,379	1,496,039
Total Deposits	8,314,404	7,952,937	8,023,394	7,766,033
Funds Purchased	90,650	72,400	60,140	353,700
Short-Term Borrowings	15,644	3,462	11,058	12,100
Securities Sold Under Agreements to Repurchase	910,302	1,050,393	1,047,824	835,563
Long-Term Debt	260,329	260,308	260,288	242,749
Banker’s Acceptances	2,234	839	1,230	646
Retirement Benefits Payable	43,892	48,363	48,309	72,192
Accrued Interest Payable	18,292	17,893	22,718	13,023
Taxes Payable and Deferred Taxes	277,516	293,326	277,202	274,146
Other Liabilities	80,499	81,005	100,232	88,310
Total Liabilities	10,013,762	9,780,926	9,852,395	9,658,462
Shareholders’ Equity
Common Stock ($.01 par value; authorized 500,000,000 shares; issued / outstanding: June 2007 - 56,927,022 / 49,440,204; March 2007 - 56,930,753 / 49,638,731; December 2006 - 56,848,609 / 49,777,654; and June 2006 - 56,855,346 / 50,570,697)	566	566	566	566
Capital Surplus	480,389	478,123	475,178	469,461
Accumulated Other Comprehensive Loss	(45,705)	(27,356)	(39,084)	(76,204)
Retained Earnings	645,149	620,034	630,660	581,406
Treasury Stock, at Cost (Shares: June 2007 - 7,486,818; March 2007 - 7,292,022; December 2006 - 7,070,955; and June 2006 - 6,284,649)	(371,593)	(360,336)	(347,900)	(308,501)
Total Shareholders’ Equity	708,806	711,031	719,420	666,728
Total Liabilities and Shareholders’ Equity	$10,722,568	$10,491,957	$10,571,815	$10,325,190

Bank of Hawaii Corporation and Subsidiaries

Consolidated Statements of Shareholders’ Equity (Unaudited)	Table 4

				Accum.
				Other
				Compre-		Deferred		Compre-
		Common	Capital	hensive	Retained	Stock	Treasury	hensive
(dollars in thousands)	Total	Stock	Surplus	Loss	Earnings	Grants	Stock	Income
Balance as of December 31, 2006	$719,420	$566	$475,178	$(39,084)	$630,660	$—	$(347,900)
Cumulative-Effect Adjustment of a Change in Accounting
Principle, Net of Tax:
SFAS No. 156, “Accounting for Servicing of Financial Assets, an amendment of FASB Statement No. 140”	5,126	—	—	5,279	(153)	—	—
FSP No. 13-2, “Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction”	(27,106)	—	—	—	(27,106)	—	—
FIN 48, “Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109”	(7,247)	—	—	—	(7,247)	—	—
Comprehensive Income:
Net Income	95,064	—	—	—	95,064	—	—	$95,064
Other Comprehensive Income, Net of Tax:
Change in Unrealized Gains and Losses on Investment Securities Available-for-Sale	(12,316)	—	—	(12,316)	—	—	—	(12,316)
Amortization of Prior Service Credit and Net Actuarial Gain	416	—	—	416	—	—	—	416
Total Comprehensive Income								$83,164
Share-Based Compensation	2,748	—	2,748	—	—	—	—
Common Stock Issued under Share-Based Compensation Plans and Related Tax Benefits (444,008 shares)	14,615	—	2,463	—	(5,312)	—	17,464
Common Stock Repurchased (779,689 shares)	(41,157)	—	—	—	—	—	(41,157)
Cash Dividends Paid	(40,757)	—	—	—	(40,757)	—	—
Balance as of June 30, 2007	$708,806	$566	$480,389	$(45,705)	$645,149	$—	$(371,593)

Balance as of December 31, 2005	$693,352	$565	$473,338	$(47,818)	$546,591	$(11,080)	$(268,244)
Comprehensive Income:
Net Income	82,526	—	—	—	82,526	—	—	$82,526
Other Comprehensive Income, Net of Tax:
Change in Unrealized Gains and Losses on Investment Securities Available-for-Sale	(28,386)	—	—	(28,386)	—	—	—	(28,386)
Total Comprehensive Income								$54,140
Share-Based Compensation	2,803	—	2,803	—	—	—	—
Common Stock Issued under Share-Based Compensation Plans and Related Tax Benefits (537,554 shares)	19,598	1	(6,680)	—	(9,999)	11,080	25,196
Common Stock Repurchased (1,241,303 shares)	(65,453)	—	—	—	—	—	(65,453)
Cash Dividends Paid	(37,712)	—	—	—	(37,712)	—	—
Balance as of June 30, 2006	$666,728	$566	$469,461	$(76,204)	$581,406	$—	$(308,501)

Bank of Hawaii Corporation and Subsidiaries

Consolidated Average Balances and Interest Rates - Taxable Equivalent Basis (Unaudited)	Table 5a

	Three Months Ended			Three Months Ended			Three Months Ended
	June 30, 2007			March 31, 2007			June 30, 2006 (1)
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits	$8.0	$0.1	4.83%	$4.7	$0.1	4.99%	$5.7	$0.1	3.82%
Funds Sold	40.6	0.5	5.26	81.2	1.1	5.28	13.9	0.2	4.89
Investment Securities
Trading	137.1	1.4	3.96	161.9	1.6	4.00	—	—	—
Available-for-Sale	2,486.9	31.8	5.11	2,453.2	31.2	5.08	2,564.2	31.4	4.90
Held-to-Maturity	339.3	3.8	4.51	361.0	4.0	4.49	429.5	4.6	4.34
Loans Held for Sale	13.6	0.2	6.34	7.3	0.1	6.17	8.8	0.1	6.29
Loans and Leases (2)
Commercial and Industrial	1,053.3	19.5	7.43	1,076.0	19.8	7.45	967.5	17.6	7.29
Construction	253.8	5.0	7.93	245.7	4.8	7.97	176.7	3.5	8.08
Commercial Mortgage	620.0	10.6	6.85	616.5	10.3	6.78	598.8	9.9	6.66
Residential Mortgage	2,499.5	38.3	6.12	2,496.3	38.2	6.12	2,449.2	36.4	5.94
Other Revolving Credit and Installment	684.2	15.8	9.27	702.5	15.9	9.19	718.0	16.3	9.10
Home Equity	941.4	17.9	7.62	942.2	17.7	7.62	912.8	16.8	7.39
Lease Financing	480.5	4.7	3.92	482.6	3.5	2.90	494.7	3.7	2.99
Total Loans and Leases	6,532.7	111.8	6.86	6,561.8	110.2	6.77	6,317.7	104.2	6.61
Other	79.4	0.4	1.83	79.4	0.3	1.68	79.4	0.3	1.37
Total Earning Assets (3)	9,637.6	150.0	6.23	9,710.5	148.6	6.16	9,419.2	140.9	5.99
Cash and Noninterest-Bearing Deposits	275.3			310.5			304.3
Other Assets	470.1			460.7			445.8
Total Assets	$10,383.0			$10,481.7			$10,169.3

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$1,581.0	4.1	1.03	$1,602.4	4.3	1.08	$1,611.7	3.9	0.97
Savings	2,627.8	12.6	1.93	2,640.0	12.5	1.91	2,699.0	9.4	1.39
Time	1,707.9	17.0	3.99	1,732.1	16.6	3.90	1,432.6	11.4	3.20
Total Interest-Bearing Deposits	5,916.7	33.7	2.28	5,974.5	33.4	2.27	5,743.3	24.7	1.72
Short-Term Borrowings	116.9	1.5	5.30	79.7	1.0	5.14	219.0	2.7	4.99
Securities Sold Under Agreements to Repurchase	1,040.6	11.7	4.46	1,069.7	11.9	4.47	855.9	9.8	4.57
Long-Term Debt	260.3	4.0	6.12	260.3	3.9	6.12	242.7	3.7	6.15
Total Interest-Bearing Liabilities	7,334.5	50.9	2.78	7,384.2	50.2	2.75	7,060.9	40.9	2.32
Net Interest Income		$99.1			$98.4			$100.0
Interest Rate Spread			3.45%			3.41%			3.67%
Net Interest Margin			4.12%			4.07%			4.25%
Noninterest-Bearing Demand Deposits	1,893.4			1,947.0			1,984.9
Other Liabilities	427.2			439.4			436.4
Shareholders’ Equity	727.9			711.1			687.1
Total Liabilities and Shareholders’ Equity	$10,383.0			$10,481.7			$10,169.3

(1)	Certain prior period information has been reclassified to conform to current presentation.
(2)	Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
(3)

Interest income includes taxable-equivalent basis adjustment based upon a federal statutory tax rate of 35%, of $236,000, $213,000, $175,000 for the second quarter 2007, first quarter 2007, and second quarter 2006, respectively.

Bank of Hawaii Corporation and Subsidiaries

Consolidated Average Balances and Interest Rates - Taxable Equivalent Basis (Unaudited)	Table 5b

	Six Months Ended			Six Months Ended
	June 30, 2007			June 30, 2006 (1)
	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits	$6.3	$0.2	4.89%	$5.5	$0.1	3.57%
Funds Sold	60.8	1.6	5.28	12.5	0.3	4.77
Investment Securities
Trading	149.5	3.0	3.98	—	—	—
Available-for-Sale	2,470.1	62.9	5.10	2,576.7	62.4	4.84
Held-to-Maturity	350.1	7.9	4.50	436.6	9.4	4.31
Loans Held for Sale	10.5	0.3	6.27	10.4	0.3	6.15
Loans and Leases (2)
Commercial and Industrial	1,064.6	39.3	7.44	950.0	33.8	7.17
Construction	249.7	9.8	7.95	159.8	6.4	8.06
Commercial Mortgage	618.3	20.9	6.82	585.4	19.1	6.58
Residential Mortgage	2,497.9	76.5	6.12	2,435.8	71.8	5.89
Other Revolving Credit and Installment	693.3	31.7	9.23	721.8	32.2	9.00
Home Equity	941.8	35.6	7.62	903.6	32.3	7.20
Lease Financing	481.6	8.2	3.41	493.6	7.9	3.20
Total Loans and Leases	6,547.2	222.0	6.82	6,250.0	203.5	6.54
Other	79.4	0.7	1.76	79.4	0.5	1.37
Total Earning Assets (3)	9,673.9	298.6	6.20	9,371.1	276.5	5.92
Cash and Noninterest-Bearing Deposits	292.8			318.0
Other Assets	465.4			441.6
Total Assets	$10,432.1			$10,130.7

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$1,591.7	8.3	1.05	$1,633.1	7.2	0.89
Savings	2,633.8	25.1	1.92	2,727.4	16.5	1.22
Time	1,719.9	33.7	3.94	1,371.5	20.6	3.02
Total Interest-Bearing Deposits	5,945.4	67.1	2.28	5,732.0	44.3	1.56
Short-Term Borrowings	98.4	2.6	5.23	198.6	4.7	4.75
Securities Sold Under Agreements to Repurchase	1,055.1	23.5	4.46	814.2	17.7	4.37
Long-Term Debt	260.3	7.9	6.12	242.7	7.4	6.16
Total Interest-Bearing Liabilities	7,359.2	101.1	2.76	6,987.5	74.1	2.14
Net Interest Income		$197.5			$202.4
Interest Rate Spread			3.44%			3.78%
Net Interest Margin			4.09%			4.33%
Noninterest-Bearing Demand Deposits	1,920.1			2,003.4
Other Liabilities	433.3			444.4
Shareholders’ Equity	719.5			695.4
Total Liabilities and Shareholders’ Equity	$10,432.1			$10,130.7

(1)	Certain prior period information has been reclassified to conform to current presentation.
(2)	Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.
(3)	Interest income includes taxable-equivalent basis adjustment based upon a federal statutory tax rate of 35%, of $449,000 and $337,000 for the six months ended June 30, 2007 and 2006, respectively.

Bank of Hawaii Corporation and Subsidiaries

Analysis of Change in Net Interest Income - Taxable Equivalent Basis (Unaudited)	Table 6a

	Three Months Ended June 30, 2007 compared to March 31, 2007
(dollars in millions)	Volume (1)	Rate (1)	Time (1)	Total
Change in Interest Income:
Funds Sold	$(0.6)	$—	$—	$(0.6)
Investment Securities
Trading	(0.2)	—	—	(0.2)
Available-for-Sale	0.4	0.2	—	0.6
Held-to-Maturity	(0.2)	—	—	(0.2)
Loans Held for Sale	0.1	—	—	0.1
Loans and Leases
Commercial and Industrial	(0.4)	(0.1)	0.2	(0.3)
Construction	0.1	—	0.1	0.2
Commercial Mortgage	0.1	0.1	0.1	0.3
Residential Mortgage	0.1	—	—	0.1
Other Revolving Credit and Installment	(0.4)	0.1	0.2	(0.1)
Home Equity	—	—	0.2	0.2
Lease Financing	—	1.2	—	1.2
Total Loans and Leases	(0.5)	1.3	0.8	1.6
Other	—	0.1	—	0.1
Total Change in Interest Income	(1.0)	1.6	0.8	1.4

Change in Interest Expense:
Interest-Bearing Deposits
Demand	(0.1)	(0.2)	0.1	(0.2)
Savings	(0.1)	0.1	0.1	0.1
Time	(0.2)	0.4	0.2	0.4
Total Interest-Bearing Deposits	(0.4)	0.3	0.4	0.3
Short-Term Borrowings	0.5	—	—	0.5
Securities Sold Under Agreements to Repurchase	(0.3)	—	0.1	(0.2)
Long-Term Debt	—	—	0.1	0.1
Total Change in Interest Expense	(0.2)	0.3	0.6	0.7

Change in Net Interest Income	$(0.8)	$1.3	$0.2	$0.7

(1)	The changes for each category of interest income and expense are allocated between the portion of changes attributable to the variance in volume, rate, and time for that category.

Bank of Hawaii Corporation and Subsidiaries

Analysis of Change in Net Interest Income - Taxable Equivalent Basis (Unaudited)	Table 6b

	Three Months Ended June 30, 2007 compared to June 30, 2006
(dollars in millions)	Volume (1)	Rate (1)	Total
Change in Interest Income:
Funds Sold	$0.3	$—	$0.3
Investment Securities
Trading	1.4	—	1.4
Available-for-Sale	(0.9)	1.3	0.4
Held-to-Maturity	(1.0)	0.2	(0.8)
Loans Held for Sale	0.1	—	0.1
Loans and Leases
Commercial and Industrial	1.6	0.3	1.9
Construction	1.5	—	1.5
Commercial Mortgage	0.4	0.3	0.7
Residential Mortgage	0.8	1.1	1.9
Other Revolving Credit and Installment	(0.8)	0.3	(0.5)
Home Equity	0.5	0.6	1.1
Lease Financing	(0.1)	1.1	1.0
Total Loans and Leases	3.9	3.7	7.6
Other	—	0.1	0.1
Total Change in Interest Income	3.8	5.3	9.1

Change in Interest Expense:
Interest-Bearing Deposits
Demand	(0.1)	0.3	0.2
Savings	(0.3)	3.5	3.2
Time	2.5	3.1	5.6
Total Interest-Bearing Deposits	2.1	6.9	9.0
Short-Term Borrowings	(1.3)	0.1	(1.2)
Securities Sold Under Agreements to Repurchase	2.1	(0.2)	1.9
Long-Term Debt	0.3	—	0.3
Total Change in Interest Expense	3.2	6.8	10.0

Change in Net Interest Income	$0.6	$(1.5)	$(0.9)

(1)	The changes for each category of interest income and expense are allocated between the portion of changes attributable to the variance in volume and rate for that category.

Bank of Hawaii Corporation and Subsidiaries

Salaries and Benefits (Unaudited)	Table 7

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands)	2007	2007	2006	2007	2006
Salaries	$29,220	$28,124	$27,727	$57,344	$54,451
Incentive Compensation	3,794	3,619	3,844	7,413	8,165
Share-Based Compensation	1,333	1,227	1,631	2,560	3,112
Commission Expense	2,161	1,993	1,833	4,154	3,755
Retirement and Other Benefits	3,365	3,769	4,833	7,134	10,068
Payroll Taxes	2,247	3,522	2,297	5,769	5,682
Medical, Dental, and Life Insurance	2,263	2,238	2,185	4,501	4,346
Separation Expense	204	914	461	1,118	1,018
Total Salaries and Benefits	$44,587	$45,406	$44,811	$89,993	$90,597

Bank of Hawaii Corporation and Subsidiaries

Loan and Lease Portfolio Balances (Unaudited)	Table 8

	June 30,	March 31,	December 31,	September 30,	June 30,
(dollars in thousands)	2007	2007	2006	2006	2006 (1)
Commercial
Commercial and Industrial	$1,065,155	$1,042,174	$1,093,392	$994,531	$1,008,618
Commercial Mortgage	619,668	611,784	611,334	635,552	619,839
Construction	261,478	245,951	249,263	238,995	212,490
Lease Financing	480,358	460,837	508,997	489,183	475,549
Total Commercial	2,426,659	2,360,746	2,462,986	2,358,261	2,316,496
Consumer
Residential Mortgage	2,505,073	2,495,141	2,493,110	2,464,240	2,457,867
Home Equity	938,261	938,135	944,873	942,743	929,386
Other Revolving Credit and Installment	677,750	693,132	700,896	701,759	714,617
Lease Financing	18,383	19,998	21,302	22,054	23,259
Total Consumer	4,139,467	4,146,406	4,160,181	4,130,796	4,125,129
Total Loans and Leases	$6,566,126	$6,507,152	$6,623,167	$6,489,057	$6,441,625

Air Transportation Credit Exposure (2) (Unaudited)

	June 30, 2007			Mar. 31, 2007	June 30, 2006
		Unused	Total	Total	Total
(dollars in thousands)	Outstanding	Commitments	Exposure	Exposure	Exposure
Passenger Carriers Based In the United States	$65,607	$—	$65,607	$65,731	$68,213
Passenger Carriers Based Outside the United States	19,246	—	19,246	19,326	19,542
Cargo Carriers	13,279	—	13,279	13,254	13,240
Total Air Transportation Credit Exposure	$98,132	$—	$98,132	$98,311	$100,995

(1)	Certain prior period information has been reclassified to conform to current presentation.
(2)	Exposure includes loans, leveraged leases and operating leases.

Bank of Hawaii Corporation and Subsidiaries
Consolidated Non-Performing Assets and Accruing Loans Past Due 90 Days or More (Unaudited)	Table 9

	June 30,	March 31,	December 31,	September 30,	June 30,
(dollars in thousands)	2007	2007	2006	2006	2006
Non-Performing Assets
Non-Accrual Loans and Leases
Commercial
Commercial and Industrial	$265	$273	$769	$400	$227
Commercial Mortgage	130	38	40	44	48
Lease Financing	914	—	31	—	—
Total Commercial	1,309	311	840	444	275
Consumer
Residential Mortgage	3,844	4,345	4,914	4,253	4,628
Home Equity	899	476	164	254	204
Other Revolving Credit and Installment	214	242	—	—	—
Total Consumer	4,957	5,063	5,078	4,507	4,832
Total Non-Accrual Loans and Leases	6,266	5,374	5,918	4,951	5,107
Foreclosed Real Estate	48	462	407	409	188
Other Investments	—	—	82	82	82
Total Non-Performing Assets	$6,314	$5,836	$6,407	$5,442	$5,377

Accruing Loans and Leases Past Due 90 Days or More
Commercial
Lease Financing	$—	$4	$—	$—	$—
Consumer
Residential Mortgage	188	706	519	882	1,157
Home Equity	60	219	331	62	86
Other Revolving Credit and Installment	1,158	1,441	1,954	2,044	1,561
Lease Financing	—	10	10	—	—
Total Consumer	1,406	2,376	2,814	2,988	2,804
Total Accruing Loans and Leases Past Due 90 Days or More	$1,406	$2,380	$2,814	$2,988	$2,804

Total Loans and Leases	$6,566,126	$6,507,152	$6,623,167	$6,489,057	$6,441,625

Ratio of Non-Accrual Loans and Leases to Total Loans and Leases	0.10%	0.08%	0.09%	0.08%	0.08%

Ratio of Non-Performing Assets to Total Loans and Leases, Foreclosed Real Estate, and Other Investments	0.10%	0.09%	0.10%	0.08%	0.08%

Ratio of Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More to Total Loans and Leases	0.12%	0.13%	0.14%	0.13%	0.13%

Quarter to Quarter Changes in Non-Performing Assets
Balance at Beginning of Quarter	$5,836	$6,407	$5,442	$5,377	$5,906
Additions	2,279	1,548	2,427	1,507	1,509
Reductions
Payments	(804)	(1,150)	(255)	(848)	(1,347)
Return to Accrual	(473)	(435)	(897)	(382)	(260)
Sales of Foreclosed Assets	(326)	(56)	(112)	(20)	(99)
Charge-offs/Write-downs	(198)	(478)	(198)	(192)	(332)
Total Reductions	(1,801)	(2,119)	(1,462)	(1,442)	(2,038)
Balance at End of Quarter	$6,314	$5,836	$6,407	$5,442	$5,377

Bank of Hawaii Corporation and Subsidiaries
Consolidated Reserve for Credit Losses (Unaudited)	Table 10

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,
(dollars in thousands)	2007	2007	2006 (1)	2007	2006 (1)
Balance at Beginning of Period	$96,167	$96,167	$96,167	$96,167	$96,167
Loans and Leases Charged-Off
Commercial
Commercial and Industrial	(738)	(805)	(677)	(1,543)	(1,060)
Lease Financing	—	(22)	—	(22)	—
Consumer
Residential Mortgage	(47)	—	(29)	(47)	(39)
Home Equity	(240)	(102)	(86)	(342)	(227)
Other Revolving Credit and Installment	(4,195)	(5,714)	(4,467)	(9,909)	(8,721)
Lease Financing	—	—	—	—	(12)
Total Loans and Leases Charged-Off	(5,220)	(6,643)	(5,259)	(11,863)	(10,059)
Recoveries on Loans and Leases Previously Charged-Off
Commercial
Commercial and Industrial	315	277	1,445	592	1,740
Commercial Mortgage	36	85	335	121	424
Lease Financing	6	2,081	—	2,087	—
Consumer
Residential Mortgage	54	135	119	189	241
Home Equity	55	65	127	120	188
Other Revolving Credit and Installment	1,384	1,365	1,158	2,749	2,621
Lease Financing	7	4	6	11	15
Total Recoveries on Loans and Leases Previously Charged-Off	1,857	4,012	3,190	5,869	5,229
Net Loans and Leases Charged-Off	(3,363)	(2,631)	(2,069)	(5,994)	(4,830)
Provision for Credit Losses	3,363	2,631	2,069	5,994	4,830
Balance at End of Period (2)	$96,167	$96,167	$96,167	$96,167	$96,167

Components
Allowance for Loan and Lease Losses	$90,998	$90,998	$91,035	$90,998	$91,035
Reserve for Unfunded Commitments	5,169	5,169	5,132	5,169	5,132
Total Reserve for Credit Losses	$96,167	$96,167	$96,167	$96,167	$96,167

Average Loans and Leases Outstanding	$6,532,736	$6,561,848	$6,317,682	$6,547,212	$6,250,082

Ratio of Net Loans and Leases Charged-Off to Average Loans and Leases Outstanding (annualized)	0.21%	0.16%	0.13%	0.18%	0.16%
Ratio of Allowance for Loans and Lease Losses to Loans and Leases Outstanding	1.39%	1.40%	1.41%	1.39%	1.41%

(1)	Certain prior period information has been reclassified to conform to current presentation.
(2)

Included in this analysis is activity related to the Company’s reserve for unfunded commitments, which is separately recorded in other liabilities in the Consolidated Statements of Condition (Unaudited).

Bank of Hawaii Corporation and Subsidiaries
Business Segment Selected Financial Information (Unaudited)	Table 11a

	Retail	Commercial	Investment			Consolidated
(dollars in thousands)	Banking	Banking	Services	Total	Treasury	Total
Three Months Ended June 30, 2007
Net Interest Income (Loss)	$60,126	$35,288	$4,325	$99,739	$(861)	$98,878
Provision for Credit Losses	2,559	813	—	3,372	(9)	3,363
Net Interest Income (Loss) After Provision for Credit Losses	57,567	34,475	4,325	96,367	(852)	95,515
Noninterest Income	27,063	7,528	19,686	54,277	3,751	58,028
Noninterest Expense	(42,717)	(19,978)	(16,251)	(78,946)	(886)	(79,832)
Income Before Provision for Income Taxes	41,913	22,025	7,760	71,698	2,013	73,711
Provision for Income Taxes	(15,509)	(8,231)	(2,871)	(26,611)	629	(25,982)
Allocated Net Income	26,404	13,794	4,889	45,087	2,642	47,729
Allowance Funding Value	(242)	(737)	(10)	(989)	989	—
Provision for Credit Losses	2,559	813	—	3,372	(9)	3,363
Economic Provision	(2,911)	(2,079)	(83)	(5,073)	—	(5,073)
Tax Effect of Adjustments	220	741	34	995	(362)	633
Income Before Capital Charge	26,030	12,532	4,830	43,392	3,260	46,652
Capital Charge	(5,448)	(3,946)	(1,574)	(10,968)	(9,047)	(20,015)
Net Income (Loss) After Capital Charge (NIACC)	$20,582	$8,586	$3,256	$32,424	$(5,787)	$26,637

RAROC (ROE for the Company)	53%	35%	34%	44%	11%	26%

Total Assets as of June 30, 2007	$3,987,482	$2,746,074	$243,026	$6,976,582	$3,745,986	$10,722,568

Three Months Ended June 30, 2006 (1)
Net Interest Income	$58,697	$32,987	$4,477	$96,161	$3,695	$99,856
Provision for Credit Losses	1,862	317	999	3,178	(1,109)	2,069
Net Interest Income After Provision for Credit Losses	56,835	32,670	3,478	92,983	4,804	97,787
Noninterest Income	24,792	7,905	17,561	50,258	2,943	53,201
Noninterest Expense	(41,861)	(19,049)	(16,512)	(77,422)	(1,320)	(78,742)
Income Before Provision for Income Taxes	39,766	21,526	4,527	65,819	6,427	72,246
Provision for Income Taxes	(14,714)	(16,632)	(1,666)	(33,012)	(2,058)	(35,070)
Allocated Net Income	25,052	4,894	2,861	32,807	4,369	37,176
Allowance Funding Value	(198)	(602)	(8)	(808)	808	—
Provision for Credit Losses	1,862	317	999	3,178	(1,109)	2,069
Economic Provision	(3,076)	(2,188)	(85)	(5,349)	—	(5,349)
Tax Effect of Adjustments	522	915	(335)	1,102	111	1,213
Income Before Capital Charge	24,162	3,336	3,432	30,930	4,179	35,109
Capital Charge	(5,375)	(4,063)	(1,588)	(11,026)	(7,867)	(18,893)
Net Income (Loss) After Capital Charge (NIACC)	$18,787	$(727)	$1,844	$19,904	$(3,688)	$16,216

RAROC (ROE for the Company)	50%	9%	24%	31%	13%	22%

Total Assets as of June 30, 2006 (1)	$3,951,725	$2,671,854	$228,584	$6,852,163	$3,473,027	$10,325,190

(1)	Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries

Business Segment Selected Financial Information (Unaudited)	Table 11b

	Retail	Commercial	Investment			Consolidated
(dollars in thousands)	Banking	Banking	Services	Total	Treasury	Total
Six Months Ended June 30, 2007
Net Interest Income	$118,996	$69,075	$8,765	$196,836	$179	$197,015
Provision for Credit Losses	5,891	125	—	6,016	(22)	5,994
Net Interest Income After Provision for Credit Losses	113,105	68,950	8,765	190,820	201	191,021
Noninterest Income	52,960	19,167	39,089	111,216	7,772	118,988
Noninterest Expense	(85,675)	(40,523)	(32,684)	(158,882)	(3,073)	(161,955)
Income Before Provision for Income Taxes	80,390	47,594	15,170	143,154	4,900	148,054
Provision for Income Taxes	(29,745)	(17,440)	(5,613)	(52,798)	(192)	(52,990)
Allocated Net Income	50,645	30,154	9,557	90,356	4,708	95,064
Allowance Funding Value	(450)	(1,432)	(20)	(1,902)	1,902	—
Provision for Credit Losses	5,891	125	—	6,016	(22)	5,994
Economic Provision	(5,869)	(4,264)	(164)	(10,297)	(1)	(10,298)
Tax Effect of Adjustments	158	2,061	68	2,287	(696)	1,591
Income Before Capital Charge	50,375	26,644	9,441	86,460	5,891	92,351
Capital Charge	(10,898)	(8,013)	(3,153)	(22,064)	(17,506)	(39,570)
Net Income (Loss) After Capital Charge (NIACC)	$39,477	$18,631	$6,288	$64,396	$(11,615)	$52,781

RAROC (ROE for the Company)	51%	37%	33%	43%	9%	27%

Total Assets as of June 30, 2007	$3,987,482	$2,746,074	$243,026	$6,976,582	$3,745,986	$10,722,568

Six Months Ended June 30, 2006 (1)
Net Interest Income	$116,387	$66,729	$8,882	$191,998	$10,060	$202,058
Provision for Credit Losses	4,357	738	999	6,094	(1,264)	4,830
Net Interest Income After Provision for Credit Losses	112,030	65,991	7,883	185,904	11,324	197,228
Noninterest Income	48,907	16,313	35,307	100,527	5,246	105,773
Noninterest Expense	(83,821)	(39,153)	(33,454)	(156,428)	(3,132)	(159,560)
Income Before Provision for Income Taxes	77,116	43,151	9,736	130,003	13,438	143,441
Provision for Income Taxes	(28,533)	(24,581)	(3,594)	(56,708)	(4,207)	(60,915)
Allocated Net Income	48,583	18,570	6,142	73,295	9,231	82,526
Allowance Funding Value	(387)	(1,149)	(16)	(1,552)	1,552	—
Provision for Credit Losses	4,357	738	999	6,094	(1,264)	4,830
Economic Provision	(6,236)	(4,470)	(188)	(10,894)	(1)	(10,895)
Tax Effect of Adjustments	839	1,806	(294)	2,351	(107)	2,244
Income Before Capital Charge	47,156	15,495	6,643	69,294	9,411	78,705
Capital Charge	(10,832)	(8,368)	(3,216)	(22,416)	(15,844)	(38,260)
Net Income (Loss) After Capital Charge (NIACC)	$36,324	$7,127	$3,427	$46,878	$(6,433)	$40,445

RAROC (ROE for the Company)	48%	21%	23%	34%	15%	24%

Total Assets as of June 30, 2006 (1)	$3,951,725	$2,671,854	$228,584	$6,852,163	$3,473,027	$10,325,190

(1)          Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries

Quarterly Summary of Selected Consolidated Financial Data (Unaudited)	Table 12

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(dollars in thousands, except per share amounts)	2007	2007	2006	2006 [1]	2006 (1)
Quarterly Operating Results
Interest Income
Interest and Fees on Loans and Leases	$112,026	$110,298	$111,649	$110,065	$104,388
Income on Investment Securities
Trading	1,357	1,618	—	—	—
Available-for-Sale	31,563	30,961	32,807	31,949	31,226
Held-to-Maturity	3,827	4,052	4,282	4,558	4,658
Deposits	96	58	63	50	55
Funds Sold	533	1,058	406	66	170
Other	364	333	333	272	272
Total Interest Income	149,766	148,378	149,540	146,960	140,769
Interest Expense
Deposits	33,701	33,375	30,924	28,464	24,656
Securities Sold Under Agreements to Repurchase	11,665	11,886	12,538	11,959	9,802
Funds Purchased	1,452	923	1,689	2,270	2,652
Short-Term Borrowings	91	87	106	82	73
Long-Term Debt	3,979	3,970	4,078	3,835	3,730
Total Interest Expense	50,888	50,241	49,335	46,610	40,913
Net Interest Income	98,878	98,137	100,205	100,350	99,856
Provision for Credit Losses	3,363	2,631	3,143	2,785	2,069
Net Interest Income After Provision for Credit Losses	95,515	95,506	97,062	97,565	97,787
Noninterest Income
Trust and Asset Management	16,135	15,833	14,949	14,406	14,537
Mortgage Banking	2,479	3,371	2,612	2,394	2,569
Service Charges on Deposit Accounts	11,072	10,967	11,206	10,723	9,695
Fees, Exchange, and Other Service Charges	16,556	16,061	15,775	16,266	15,633
Investment Securities Gains, Net	575	16	153	19	—
Insurance	4,887	6,215	3,965	6,713	4,691
Other	6,324	8,497	4,856	6,366	6,076
Total Noninterest Income	58,028	60,960	53,516	56,887	53,201
Noninterest Expense
Salaries and Benefits	44,587	45,406	42,727	43,133	44,811
Net Occupancy	9,695	9,811	9,959	9,998	9,376
Net Equipment	4,871	4,787	5,012	5,285	4,802
Professional Fees	2,599	2,543	1,189	2,638	2,589
Other	18,080	19,576	22,710	18,751	17,164
Total Noninterest Expense	79,832	82,123	81,597	79,805	78,742
Income Before Provision for Income Taxes	73,711	74,343	68,981	74,647	72,246
Provision for Income Taxes	25,982	27,008	18,068	27,727	35,070
Net Income	$47,729	$47,335	$50,913	$46,920	$37,176

Basic Earnings Per Share	$0.97	$0.96	$1.03	$0.94	$0.74
Diluted Earnings Per Share	$0.95	$0.94	$1.01	$0.92	$0.72

Balance Sheet Totals
Total Assets	$10,722,568	$10,491,957	$10,571,815	$10,371,215	$10,325,190
Net Loans and Leases	6,475,128	6,416,154	6,532,169	6,398,262	6,350,590
Total Deposits	8,314,404	7,952,937	8,023,394	7,687,123	7,766,033
Total Shareholders’ Equity	708,806	711,031	719,420	683,472	666,728

Performance Ratios
Net Income to Average Total Assets	1.84%	1.83%	1.94%	1.81%	1.47%
Net Income to Average Shareholders’ Equity	26.30	27.00	28.56	27.09	21.70
Net Interest Margin (2)	4.12	4.07	4.15	4.20	4.25
Efficiency Ratio (3)	50.88	51.62	53.08	50.75	51.45

(1)	Third quarter 2006 basic and diluted EPS was corrected from $0.95 and $0.93, respectively, and second quarter 2006 diluted EPS was corrected from $0.73.
(2)	The net interest margin is defined as net interest income, on a fully-taxable equivalent basis, as a percentage of average earning assets.
(3)	The efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).